Civista Bancshares, Inc. to Acquire Vision Financial Group, Inc. October 3, 2022 NASDAQ: CIVB 28, 22, 102 60, 77, 158 240, 137, 33 250, 175, 64 Exhibit 99.1

Forward Looking Statements Forward-Looking Statements. This presentation may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward-looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as supplemented by any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Sources of Information: Company Management and S&P Capital IQ Pro

Strong Strategic Fit Adds a highly-regarded full-service equipment finance provider with over 30+ years of providing reliable, creative financing solutions for its business customers Addresses Civista’s strategic goal of building diversified revenue streams, further enhancing shareholder value Significantly Enhances Product Offerings and Commercial Lending Capabilities Acquisition of high-performing and growing equipment finance platform with nationwide operations and strategically developed origination capabilities Complements Civista’s existing commercial lending platform by broadening out our products and services and enhancing our capacity for small- and medium-sized business lending Provides our customers exposure to the attractive equipment finance market while creating a one-stop-shop for loan and equipment financing needs Builds upon and diversifies our already established lending platforms Financially Attractive Highly accretive to EPS, excluding any upside from identified revenue and operating synergies ~6.4% accretive in the first-year post-integration (2023) ~15.1% accretive the following year (2024) Tangible book value earn back period of approximately 3.8 years using the crossover method Attractive IRR of >30% Low Risk with Significant Potential Upside Extensive due diligence process over a two-month period Historically strong credit culture and excellent credit quality Experienced management team; current Vision leadership and all employees continuing in their positions Senior management team averages over 35 years of equipment finance industry experience Significant commercial cross-selling opportunities and future transaction benefits identified Transaction Rationale

Key Principles Integrity – Always doing what you say you will do Responsiveness – Out-respond the competition Competitiveness – Always be competitive Company Highlights Originations and Portfolio Balance1 Vision Financial Group, Inc. Overview Originations CAGR: 7.5% Name: Vision Financial Group, Inc. (“VFG” or “Vision”) Website: www.vfgusa.com Founded: 1991 Headquarters: Pittsburgh, PA Geography: All 50 States Employees: 33 Origination Channels: Vendor Direct Bank Referred & Other Targeted Industry Sectors: Propane Recycling / Waste Management Environmental Additive Manufacturing Construction Non-Destructive Testing Primary Financing Solutions: Capital/Finance Leases Operating Leases Notes (Loans) Track Record: Over 11,000+ Transactions Funded Total Originations > $1.2 Billion 1Portfolio Balance includes Operating Leases, Financing Leases, Notes (Loans) Receivable, Leases in Progress, Investment in Residual Value of Leased Assets and Other Investment Leases; 2022 YTD Originations as of 6/30/2022

~$990 Billion is financed through loans, leases and other channels ~$921 Billion is financed for equipment costs less than $5M ~$1.9 Trillion total annual investment in equipment ELFA Website Equipment Finance in 2020: Special COVID-19 Impact Issue; financing volume of ~921 billion to be ~93% of the equipment financing industry (representing the small and medium ticket segments). 22022 Survey of Equipment Finance Activity U.S. Investment in Capital Goods and Software1 28, 22, 102 60, 77, 158 240, 137, 33 250, 175, 64 Market and Industry Overview Market Overview1 Volume Breakdown by Ticket Size2 VFG focuses primarily on the small and medium ticket segments. ~$1.9 Trillion ~$990 Billion ~$921 Billion

Historical Credit Performance

CIVISTA BANCSHARES, INC.

Overview of Credit Culture

- Vision gets to know its customers and their businesses intimately in order to effectively structure transactions and minimize risk

~1.8%	~70%	0.0%
Cumulative Net Losses[1]	"Bankable Credits" Historical Origination Payment Streams Bought/Financed by Bank Partners	2022 Q2 YTD Net Charge-Offs

Underwriting Approach

Disciplined Culture
- ✓ Robust Policies and Procedures
- ✓ Formal Credit Approval Process
- ✓ Customer Credit Focused

Regimented Process
- ✓ Standardized Credit Underwriting and Decision-Making Process
- ✓ Proprietary Risk Rating Process

Prudent Structuring
- ✓ Additional Collateral
- ✓ Security Deposits
- ✓ Corporate and Personal Guarantees
- ✓ Vendor Recourse

Historical Delinquency Analysis



12.7%
8.1%
6.8%
6.1%
5.5%
4.7%
4.5%
4.1%
4.0%
3.8%
3.6%
2.3%
2.2%
1.8%
1.5%
0.6%
2015
2016
2017
2018
2019
2020
2021
2022 Q2
30+ Days
60+ Days

Annual Net Charge-Offs as of % of Earning Assets[2]



0.4%
2.4%
0.9%
1.1%
3.2%
2.6%
0.3%
0.0%
2015
2016
2017
2018
2019
2020
2021
2022 Q2

- Elevated charge-off levels in 2019 and 2020 are primarily due to losses on originations in 2015, 2017 and 2018
- The majority of these losses were related to six larger defaults that were idiosyncratic in nature, driven by industry or business issues specific to each customer and unrelated to each other
- These issues included customers losing large contracts, bankruptcy filings and other similar issues

1. Based on average Cumulative Net Losses on 2008-2020 annual origination vintages as of 12/31/2021
2. Earning assets includes Operating Leases, net, Financing Leases, and Notes (Loans) Receivable

6

Originations Segmentation Loan Type2 Industry3 28, 22, 102 60, 77, 158 240, 137, 33 250, 175, 64 Balance Sheet Segmentation1 Portfolio Overview Weighted Average Implicit Yields1,2 Company documents; balance sheet as of 8/31/2022 Company documents; YTD originations through 8/31/2022 Company documents; YTD originations through 6/30/2022

Transaction Consideration $33,850,000 in aggregate initial consideration $28,600,000 in cash consideration and $5,250,000 in stock consideration Approximately 251,000 shares of Civista common stock issued at closing1 Additional earn-out consideration of up to $5,250,000 may be payable based on Vision achieving origination targets in 2023 and 2024 Consideration mix at closing: ~84% cash / 16% stock Civista will also redeem Vision’s outstanding subordinated debt of approximately $7,900,000 Valuation and Impact Expected to originate ~$120 million in loans and leases in 2022 with double-digit forecasted origination growth in the short- and medium-term Meaningful increase in earnings as the business leverages Civista's low-cost funding and transitions into a bank-funded model, representing significant interest cost savings As of 6/30/22, cost of funds was 0.26% and cost of interest-bearing deposits was 0.17% Highly accretive to EPS, excluding any upside from identified revenue and operating synergies ~6.4% accretive in the first-year post-integration (2023) ~15.1% accretive the following year (2024) Improves ROATCE by ~200 basis points Tangible book value earn back period of approximately 3.8 years using the crossover method Attractive IRR of >30% Key Transaction Assumptions One-time pre-tax transaction and integration expenses of approximately $1.0 million Zero cost savings with regards to operating expenses, although some cost savings are expected Gross credit mark of 1.25% (equal to existing ALLL balance) Capital Remain well-capitalized under regulatory guidelines Pro forma TCE / TA ratio of ~6.0% Structure and Closing Vision will become a separate subsidiary of Civista Bank operating under its current brand Estimated transaction closing on 10/3/22 Transaction Summary 1.Based on 10-day volume-weighted average trading price of CIVB stock at close

Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Additional information can be found at: www.civb.com Dennis G Shaffer Chief Executive Officer & President dgshaffer@civb.com Telephone: 888.645.4121 Contact Information

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